iShares®
iShares Trust
Supplement dated March 23, 2026
to the currently effective Summary Prospectus, Prospectus and the Statement of Additional Information (the “SAI”), for the
iShares U.S. Infrastructure ETF (IFRA)
(the “Fund”)
The following changes to the Fund’s Prospectus, Summary Prospectus and SAI shall take effect on March 23, 2026:
The applicable text in the ‘Principal Investment Strategies’ section of the Summary Prospectus and Prospectus for the Fund and the section of the SAI entitled ‘The NYSE® FactSet® U.S. Infrastructure Index’ is revised as follows:

Current	New

Category 1 companies in the Underlying Index include companies in construction and engineering services, machineries and materials.	Category 1 companies in the Underlying Index include companies in construction and engineering services, machineries, materials, and certain railroad transportation industries.

Category 2 companies in the Underlying Index include companies in energy transportation and storage, railroad transportation, and utilities. At the time of inclusion, eligible companies must derive 50% or more of their annual revenues from the U.S. The Underlying Index applies an equal weighting to Category 1 and Category 2, and within each category, an equal weighting is also applied to all individual securities.	Category 2 companies in the Underlying Index include companies in energy transportation and storage, and utilities. At the time of inclusion, eligible companies must derive 50% or more of their annual revenues from the U.S. The Underlying Index applies a 50% weighting to Category 1 and Category 2, and within each category, constituent weights are determined based on security-level float-adjusted market capitalization, subject to an individual constituent cap of 4%, with any excess weight redistributed among the remaining constituents in their respective Category on a pro rata basis.
If you have any questions, please call 1‑800‑iShares (1‑800‑474‑2737).

iShares® is a registered trademark of BlackRock Fund Advisors and its affiliates
IS‑A‑IFRA‑0326

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